Exhibit 10.192

                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$18,000,000                                                   New York, New York
                                                         As of December 31, 2002

      FOR VALUE RECEIVED, the undersigned, KINRO, INC., an Ohio corporation, LIPPERT TIRE & AXLE, INC., a Delaware corporation, and LIPPERT COMPONENTS, INC., a Delaware corporation (the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of JPMorgan Chase Bank (the "Lender"), at the office of JPMorgan Chase Bank (the "Administrative Agent") at One Chase Manhattan Tower, New York, New York 10081 on the Maturity Date in lawful money of the United States of America and in immediately available funds, the principal amount of (a) EIGHTEEN MILLION DOLLARS ($18,000,000) or, if less,
(b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

      The holder of this Note is authorized to record on the schedule annexed hereto or on a continuation thereof the date, Type and amount of each Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of Eurodollar Loans or Fixed Rate Loans, the length of each Interest Period with respect thereto; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Loans.

      This Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of January 28, 1998, as amended and restated as of November 13, 2001 and as further amended as of February 15, 2002 and as of December 31, 2002 (as so amended, the "Credit Agreement") among the Borrowers, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent, is secured as provided therein and in the Security Documents, is entitled to the benefits of the Guarantee Agreements as provided in the Credit Agreement and the Guarantee Agreements, and is subject to optional and mandatory prepayment as set forth in the Credit Agreement. Any amounts owing under the Amended And Restated Revolving Credit Note dated as of November 13, 2001 and issued under the Credit Agreement, which this Note replaces and is substituted for, shall continue to be owing under this Note in all respects.

      Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                   KINRO, INC.

                                   By:___________________________________
                                      Name:
                                      Title:


                                   LIPPERT TIRE & AXLE, INC.

                                   By:___________________________________
                                      Name:
                                      Title:


                                   LIPPERT COMPONENTS, INC.

                                   By:___________________________________
                                      Name:
                                      Title:

                                                                      SCHEDULE 1
                            TO SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

                  LOANS, CONVERSIONS AND PAYMENTS OF ABR LOANS

=============================================================================================================
                                                   Amount of      Amount of
                                                   ABR Loans     Eurodollars       Unpaid
                                   Amount of     Converted to       Loans         Principal
                    Amount of      Principal      Eurodollar     Converted to    Balance of      Notation
Date                ABR Loans        Repaid          Loans        ABR Loans       ABR Loans       Made By
-------------------------------------------------------------------------------------------------------------

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

                                                                      SCHEDULE 2
                            TO SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

               LOANS, CONVERSIONS AND PAYMENTS OF EURODOLLAR LOANS

=============================================================================================================
                                                   Amount of                          Unpaid
                                                  Eurodollar       Amount of        Principal
                    Amount of      Amount of         Loans         ABR Loans        Balance of
                   Eurodollar      Principal     Converted to     Converted to      Eurodollar     Notation
      Date           Loans          Repaid         ABR Loans    Eurodollar Loans      Loans        Made By
-------------------------------------------------------------------------------------------------------------

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

                                                                      SCHEDULE 3
                            TO SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

                     LOANS, CONVERSIONS AND PAYMENTS OF FIXED RATE LOANS

==================================================================================================================
                                                                  Amount of
                                         Amount of               Fixed Rate   Amount of
                                        Fixed Rate   Amount of      Loans    Eurodollar   Unpaid
                                           Loans     ABR Loans    Converted    Loans     Principal
                Amount of   Amount of    Converted   Converted       to      Converted    Balance
               Fixed Rate   Principal     to ABR     to Fixed    Eurodollar   to Fixed    of Fixed     Notation
   Date          Loans       Repaid       Loans     Rate Loans     Loans     Rate Loans  Rate Loans     Made By
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

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